                                    EXHIBIT 99.C1

                           CONSENT OF INDEPENDENT AUDITORS

CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of SAFECO Life Separate Account SL, dated January 31, 1997, and our report on the consolidated financial statements of SAFECO Life Insurance Company and subsidiaries, dated February 14, 1997, in Pre-Effective Amendment No. 2 to the Registration Statement (Form S-6, No. 333-30329) and related prospectus of SAFECO Life Separate Account SL.


                                                      /s/ ERNST & YOUNG LLP

Seattle, Washington

October 27, 1997